SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): April 7, 2005


                            ORDERPRO LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


       Nevada                            000-30857               86-0982348
(State or other jurisdiction      (Commission File No.)        (IRS Employer
   of incorporation)                                         Identification No.)


              7400 North Oracle Road, Suite 162, Tucson, AZ 85704
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (520) 575-5745


                                       N/A
          (Former name or former address if changed since last report)

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective April 7, 2005 the Company dismissed Weinberg & Company, P.A. as the Company's independent accountants. Weinberg & Company audited the Company's financial statements for the two fiscal years ended December 31, 2003. The reports of Weinberg & Company for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. However, the reports of Weinberg & Company for these fiscal years were qualified with respect to uncertainty as to the Company's ability to continue as a going concern. During the Company's two most recent fiscal years and subsequent interim period ended April 7, 2005 there were no disagreements with Weinberg & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Weinberg & Company would have caused it to make reference to such disagreements in its reports.

     On April 7, 2005 the Company retained HJ & Associates, L.L.C. to act as the Company's independent certified public accountants.

     The Company has authorized Weinberg & Company to discuss any matter relating to the Company and its operations with HJ & Associates, L.L.C.

     The change in the Company's auditors was recommended and approved by the board of directors of the Company.

     During the two most recent fiscal years and subsequent interim period ending April 7, 2005 the Company did not consult with HJ & Associates, L.L.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

     HJ & Associates, L.L.C. has reviewed the disclosures contained in this 8-K report. The Company has advised HJ & Associates, L.L.C. that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why HJ & Associates, L.L.C. does not agree with any statements made by the Company in this report. HJ & Associates, L.L.C. has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

ITEM 9.01 FINANCIAL STATEMENTS, EXHIBITS AND PRO FORMA FINANCIAL INFORMATION

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

         16 The letter from the Company's former auditors confirming the information in Item 4 will be filed by amendment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 14, 2005
                                    ORDERPRO LOGISTICS, INC.


                                    By: /s/ Jeffrey M. Smuda
                                        ----------------------------------------
                                       Jeffrey M. Smuda, Chief Executive Officer